UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2022

CIPHER MINING INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39625	85-1614529
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

1 Vanderbilt Avenue

Floor 54, Suite C

New York, New York 10017

(Address of principal executive offices)

(914) 370-8006

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	CIFR	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per whole share	CIFRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into Material Definite Agreement.

On November 4, 2022, through its subsidiary, Cipher Mining Technologies Inc., Cipher Mining Inc. (the “Company”) entered into a Supplementary Agreement of the Framework Agreement on Supply of Blockchain Servers (the “Supplementary Agreement”) with SuperAcme Technology (Hong Kong) Limited (“SuperAcme”), which supplements that certain Amended and Restated Framework Agreement on Supply of Blockchain Services (the “Amended Agreement”), dated May 6, 2022, and that certain Framework Agreement on Supply of Blockchain Servers (the “Original Agreement”), dated September 2, 2021.

The Supplementary Agreement establishes new fixed and floating price terms for remaining purchases of M30S, M30S+ and M30S++ miners and the Company will not be obligated to send any further money to SuperAcme. In connection with the Amended Agreement, SuperAcme has delivered 17,833 miners to date, at an aggregate value of $53,610,946.00 and the Company has paid aggregate advance payments of $101,818,600.00. The remaining balance of $48,207,654.00 will be applied to the purchase of miners under the new fixed and floating price terms set forth in the Supplementary Agreement.

The foregoing description of the material terms of the Amended Agreement does not purport to be complete and is qualified in its entirety by reference to such agreement, which is filed as an exhibit to this Current Report on Form 8-K as part of Item 9.01 hereof.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Supplementary Agreement of the Framework Agreement on Supply of Blockchain Servers, dated November 4, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cipher Mining Inc.

Date: November 7, 2022	By:	/s/ Tyler Page
	Name:	Tyler Page
	Title:	Chief Executive Officer